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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) MARCH 30, 2006

                       HAIGHTS CROSS COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

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
               333-109381                                  13-4087398
        (Commission File Number)               (IRS Employer Identification No.)
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
           10 NEW KING STREET
         WHITE PLAINS, NEW YORK                               10604
(Address of Principal Executive Offices)                   (Zip Code)
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                                 (914) 289-9400
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On March 30, 2006, Haights Cross Communications, Inc. (the "Company"), Haights Cross Operating Company, a wholly owned subsidiary of the Company ("HCOC"), and the direct and indirect subsidiaries of HCOC, entered into Amendment No. 6 (the "Amendment") to the Revolving Credit Agreement, dated as of August 20, 2003, by and among HCOC, as the Borrower, the several lenders from time to time party thereto, Bear Stearns Corporate Lending, Inc., as syndication agent, and The Bank of New York, as administrative agent for the lenders, as amended by Amendment No. 1 and Waiver No. 1, dated as of January 26, 2004, Amendment No. 2 and Waiver No. 2, dated as of April 14, 2004, Amendment No. 3 and Consent No. 3, dated as of December 1, 2004, Amendment No. 4 and Waiver No. 3, dated as of March 31, 2005 and Amendment No. 5 and Consent No. 4, dated as of August 9, 2005 (and, as further amended from time to time, the "Credit Agreement").

     The Amendment, among other things, (i) modifies the Total Leverage and Senior Leverage covenants in Section 7.1(a) and (d), and (ii) modifies the Interest Coverage and Fixed Charge Coverage covenants in Section 7.1(b) and (c). In addition, the Amendment contains a waiver of any default that may exist under the Credit Agreement due solely to the fact that the Company's financial statements for the fiscal quarter ended September 30, 2005 may not have been prepared in accordance with generally accepted accounting principles solely to the extent of the manner in which the Company accounted for a deferred tax liability in the amount of $13,500,000.

     A copy of the Amendment is attached to this Current Report on Form 8-K as
Exhibit 10.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (d) Exhibits.

          10.1 Amendment No. 6 to the Revolving Credit Agreement, dated as of March 30, 2006, by and among Haights Cross Operating Company, the Lenders from time to time parties thereto, Bear Stearns Corporate Lending, Inc., as Syndication Agent and The Bank of New York, as Administrative Agent

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HAIGHTS CROSS COMMUNICATIONS, INC.

Date: March 30, 2006


                                        By: /s/ Peter J. Quandt
                                            ------------------------------------
                                        Name: Peter J. Quandt
                                        Title: Chairman, Chief Executive Officer
                                               and President

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                                  EXHIBIT INDEX

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
Exhibit No.                               Description
-----------                               -----------
    10.1 Amendment No. 6 to the Revolving Credit Agreement, dated as of March 30, 2006, by and among Haights Cross Operating Company, the Lenders from time to time parties thereto, Bear Stearns Corporate Lending, Inc., as Syndication Agent and The Bank of New York, as Administrative Agent
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